GOODWILL	6 Months Ended
Jun. 30, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL
4.	GOODWILL
The following table provides the reconciliation of the carrying amount of goodwill by segment at the beginning and end of the reporting period (in thousands):

	Equipment Sales and Hosting Segment	Mining Segment	Total Goodwill
Balance as of December 31, 2021	$58,241	$997,519	$1,055,760
Subsequent measurement period adjustment	—	(1,000)	(1,000)
Impairment of goodwill	—	(788,722)	(788,722)

Balance as of June 30, 2022	$58,241	$207,797	$266,038

As of June 30, 2022 and December 31, 2021, the carrying amount of goodwill was $266.0 million and $1.06 billion, respectively. There were $788.7 million of accumulated impairment losses as of June 30, 2022, and $788.7 million and no impairment losses were recorded for the six months ended June 30, 2022 and 2021, respectively.
The Company does not amortize goodwill, but tests it for impairment annually as of October 31, or more frequently if events or changes in circumstances indicate that the carrying value of goodwill may not be recoverable. The Company has the option to first assess qualitative factors to determine whether it is more likely than not that the fair values of the reporting units are less than their carrying amounts as a basis for determining whether it is necessary to perform the quantitative goodwill impairment test. If management determines that it is more likely than not that the fair value of a reporting unit is less than the reporting unit’s carrying amount, or management chooses not to perform a qualitative assessment, then the quantitative goodwill impairment test will be performed. The quantitative test compares the fair value of the reporting unit with the reporting unit’s carrying amount. If the carrying amount exceeds its fair value, the excess of the carrying amount over the fair value is recognized as an impairment loss, and the resulting measurement of goodwill becomes its new cost basis. The Company’s reporting units are the same as its reportable and operating segments.
The Company identified a triggering event as of June 30, 2022 due to a decline in the Company’s stock price and market decline in the value of bitcoin and, as such, the Company performed the quantitative test to compare the fair value to the carrying amount for each reporting unit. The Company concluded the carrying amount of the Mining reporting unit exceeded its fair value and, as such, recorded a $788.7 million impairment of goodwill in its Mining reporting unit, which is presented within impairment of goodwill and other intangibles on the Company’s Consolidated Statements of Operations. The Company concluded the fair value of the Equipment Sales and Hosting reporting unit exceeded its carrying amount, with an excess of fair value over carrying amount of approximately 136% of the carrying amount, and as such, did not record an impairment in its Equipment Sales and Hosting reporting unit.
The Company’s analysis involved the use of a market approach and an income approach, with equal weighting given to both approaches. Valuations using the market approach are derived from metrics of publicly traded companies. A significant judgment in using the market approach includes the selection of comparable businesses based on the markets in which each reporting unit operates, with consideration of risk profiles, size, geography, and business operations. Significant assumptions used in the income approach include growth (revenue, earnings before interest, taxes, depreciation, and amortization (EBITDA) and earnings before interest and taxes (EBIT) margin, and terminal value) and discount rates, margins, capital expenditures, and the Company’s weighted average cost of capital. The Company used historical performance and management estimates of future performance to estimate margins and revenue growth rates. The Company’s growth rates and mining margins are impacted significantly by the future value of bitcoin. The income approach utilizes projected cash flow estimates developed by the Company to determine fair value, which are unobservable, Level 3 inputs. Unobservable inputs are used to measure fair value to the extent that relevant observable inputs are not available. The Company developed its estimates using the best information available at the time. The Company used discount rates that are commensurate with the risks and uncertainty inherent in the respective businesses. Assumptions used, such as forecasted growth rates, capital expenditures, and the Company’s cost of capital, are consistent with its internal projections and operating plans. Changes in management’s estimates or any of its other assumptions used in its analysis could result in a different conclusion. Further declines in the Company’s market capitalization or the deterioration of bitcoin’s value in the market could result in future goodwill impairments.